UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

Alight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Overlook Point
Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (224) 737-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 16, 2023, Alight, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, Alight Holding Company, LLC, and certain funds affiliated with Blackstone Inc., Jasmine Ventures Pte. Ltd. and Platinum Falcon B 2018 RSC Ltd. (collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC, BofA Securities, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell 22,500,000 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at a price of $7.98 per share and also granted the Underwriters a 30-day option to purchase up to 3,375,000 additional shares of the Company’s Class A Common Stock. The Company did not sell any shares of Class A Common Stock in the offering and did not receive any proceeds from the offering. The offering was made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-258350) filed with the Securities and Exchange Commission on June 30, 2023. The offering settled and closed on August 22, 2023.

Concurrently with this offering, the Company closed the repurchase from the Selling Stockholders, in privately negotiated transactions, pursuant to a repurchase agreement of an aggregate of 1,253,133 shares of Class A Common Stock at a price equal to the price per share at which the Underwriters purchased shares of Class A Common Stock from the selling stockholders in this offering.

The foregoing summary of the Underwriting Agreement is qualified by reference to the Underwriting Agreement, which is filed as exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated as of August 16, 2023, by and among Alight, Inc., Alight Holding Company, LLC, certain selling stockholders named therein and J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alight, Inc.

Date:	August 22, 2023	By:	/s/ John A. Mikowski
John A. Mikowski, Executive Vice President, Deputy General Counsel and Assistant Corporate Secretary